SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             May 10, 2000
                            Date of Report
                  (Date of Earliest Event Reported)

                         BALANCED LIVING, INC.
       (Exact Name of Registrant as Specified in its Charter)

   Colorado               333-69415               87-0575577
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                          5525 South 900 East
                       Salt Lake City, Utah 84117
                 (Address of Principal Executive Offices)

                            (801) 262-8844
                       Registrant's Telephone Number

                     6375 South Highland Drive, Suite D
                         Salt Lake City, Utah 84121
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          (a) On June 5, 2000, Jenson Services, Inc., a Utah corporation ("Jenson Services"), purchased 2,500,000 shares of the Registrant's common stock ("restricted securities") from the Registrant in consideration of the sum of $25,000 (the "Jenson Services Purchase Proposal"). These shares represent approximately 72% of the outstanding voting securities of the Registrant. Duane S. Jenson of Salt Lake City, Utah, is the President and principal stockholder of Jenson Services. A copy of the Jenson Services Purchase Proposal dated May 30, 2000, is attached hereto and incorporated herein by reference. See Item 7.

          Joel Hardman and Jeffrey Hardman, brothers, and sons of Mr. Jenson's wife, were designated to serve on the Board of Directors, and then, the former sole director and executive officer of the Registrant, Jeannene Barham, resigned. See Item 6.

          The former majority stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to this purchase were: Jeannene Barham, President and a director, 305,834 shares or 35.2%; and Rose N. Blackham, stockholder, 300,000 shares or 34.5%.

          Jenson Services used corporate funds to purchase these securities; and the basis of its "control" is stock ownership.

          (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

Jenson Services           Stockholder            2,500,000             72.09%

Jeffrey Hardman       President and Director         -0-                 -0-

Joel Hardman          Secretary and Director         -0-                 -0-

Jeannene Barham           Stockholder              305,834              8.81%

Rose N. Blackham          Stockholder              300,000              8.65%
                                                 ---------             ------
                                          Total: 3,105,834             89.55%

All officers and directors
as a group (2)                                       -0-                 -0-

Item 2.  Acquisition or Disposition of Assets.

          On May 30, 2000, the Registrant received an accepted and signed copy of a Letter of Intent proposal whereby the Registrant proposed to acquire a 97% interest in Wizzard Software Corporation, a Delaware corporation ("Wizzard"). The Letter of Intent provides that the closing of the proposed acquisition is contingent upon the satisfaction of various conditions, including, among others, that the Registrant raise not less than $5,000,000 in a private placement of its common stock to "accredited investors"; that it dispose of its wholly-owned subsidiary, The Balanced Woman, Inc., a Colorado corporation (the "Balanced Woman"); that it acquire or otherwise cancel all outstanding warrants and options to acquire any class of securities of the Registrant, or cancel an equal number of shares of the Registrant for any shares underlying any outstanding warrants or options not acquired and canceled; and that all of its outstanding liabilities be paid or assumed by the Balanced Woman. There is no assurance that the Registrant can satisfy these and other conditions to the closing of this acquisition. A copy of the Letter of Intent is attached hereto and incorporated herein by reference. See
Item 7. Wizzard's business operations focus in the areas of the desktop speech/voice recognition markets for both consumers and corporate customers.

          On May 26, 2000, the Registrant's sole director and executive officer and its principal stockholders who owned in excess of a majority of its outstanding voting securities determined that it would be in the best interests of the Registrant, its stockholders and its wholly-owned subsidiary, the Balanced Woman, to separate the present or proposed business operations of the Registrant and the Balanced Woman. This will be accomplished by conveying all of the outstanding shares of the Balanced Woman that are presently owned by the Registrant to the stockholders of the Registrant in exchange for outstanding warrants or options to acquire common stock of the Registrant that are owned by these stockholders and others. Once accomplished, the Registrant and the Balanced Woman would operate as separate and distinct entities, and the Balanced Woman would be the successor to all of the present business operations of the Registrant and/or the Balanced Woman. The Registrant's stockholders would still retain their entire common stock holdings in the Registrant, while separately owning common stock in the Balanced Woman. This proposal was submitted to the stockholders and warrant and option holders on May 26, 2000, styled as a private placement of "restricted securities" of the Balanced Woman, and is expected to be completed in the very near future. Substantially all of the 45 or so stockholders of the Registrant are "accredited investors." A copy of the Unanimous Consent of the Sole Director and the Majority Stockholders adopting this proposal and outlining the reasons therefor is attached hereto and incorporated herein by reference. See Item 7. Copies of the Agreement and Plan of Exchange or Reorganization (the "Balanced Living Agreement"), together with related exhibits, regarding this disposition will be filed in an amendment to this Report, on the closing of the Balanced Woman Agreement.

Item 5.  Other Matters.

          At a special meeting of the stockholders duly called and held on May 10, 2000, Article XIII was added to the Articles of Incorporation of the Registrant which provided that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. 605,834 of the 867,849 outstanding shares of the Registrant were voted in favor of the amendment, with none abstaining and none voting against the amendment. A copy of the Certificate of Amendment is attached hereto and incorporated herein by reference. See Item 7.

Item 6.  Resignations of Directors and Executive Officers.

          Effective May 30, 2000, Jeannene Barham, the sole director and executive officer of the Registrant, designated and appointed Jeffrey Hardman and Joel Hardman as directors, in accordance with the Registrant's Bylaws and the Colorado Corporation Code, to serve until their successors are elected and qualify or their prior resignations or terminations, and then, Ms. Barham resigned as a director and an executive officer. Subsequently, Jeffrey Hardman was elected the President, and Joel Hardman was elected the Secretary, also to serve in these capacities until their successors are elected and qualify or their prior resignations or terminations.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired. If the proposed acquisition of the 97% interest in Wizzard is closed and completed, the required audited financial statements of Wizzard will be filed in an amendment to this Report, in the manner and within the time required by Form 8-K of the Securities and Exchange Commission.

          (b) Pro Forma Financial Information. If the proposed acquisition of the 97% interest in Wizzard is closed and completed, pro forma financial statements, taking into account this acquisition, will be filed in an amendment to this Report, in the manner and within the time required by Form 8-K of the Securities and Exchange Commission.

          If the proposed disposition of the Balanced Woman is closed and completed, pro forma financial statements, taking into account this disposition, will also be filed in an amendment to this Report, in the manner and within the time required by Form 8-K of the Securities and Exchange Commission.

          If both of these transactions are timely closed and completed, the pro forma financial statements will reflect both transactions.

          (c)  Exhibits.

Exhibit No.      Exhibit Description
-----------      -------------------

  3 Certificate of Amendment regarding stockholder action without a meeting.

 10.1            Jenson Services Purchase Proposal.

 10.2            Letter of Intent regarding Wizzard.

 99 Unanimous Consent of the Sole Director and the Majority Stockholders regarding disposition of the Balanced Woman.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BALANCED LIVING, INC.

Date: 6/21/2000               By/s/ Jeffrey Hardman
                              -----------------------------
                              Jeffrey Hardman
                              President and Director

Date: 6/21/2000               By/s/ Joel Hardman
                              -----------------------------
                              Joel Hardman
                              Secretary and Director